SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported

April 28, 2004

BRESLER & REINER, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-6201 (Commission File Number)	52-0903424 (I.R.S. Employer Identification No.)

11140 Rockville Pike

Suite 620

Rocville, MD 20852

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (301) 945-4300

(Former name or former address, if changed since last report)

Not Applicable

Item 2.	Acquisition or Disposition of Assets

On April 28, 2004, Bresler & Reiner, Inc. issued a press release regarding the signing of a letter of intent by its affiliate, Waterside Associates, LLC, with the Federal National Mortgage Association. A copy of this press release is attached as Exhibit 99.1 and hereby incorporated by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial statements of business acquired:

None

(b)	Pro Forma financial information:

None

(c)	Exhibits:

The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

99.1	Press Release dated April 28, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2004	BRESLER & REINER, INC.

	By:	/s/ SIDNEY M. BRESLER

Sidney M. Bresler Chief Executive Officer